UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 13, 2017 (October 11, 2017)

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or jurisdiction	001-33055 (Commission File Number)	74-3169953 (IRS Employer Identification No.)
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported, on May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and certain of its affiliates (such affiliates, together with the Partnership, the “Debtors”) filed voluntary petitions for relief (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption In re Breitburn Energy Partners LP, et al., Case No. 16-11390.
Restructuring Support Agreement
On October 11, 2017, the Debtors entered into an amended and restated restructuring support agreement (“RSA”) with certain holders (“Consenting Second Lien Creditors”) of the Debtors’ 9.25% Senior Secured Second Lien Notes (“Second Lien Notes”) and certain holders (“Consenting Senior Unsecured Creditors” and together with the Consenting Second Lien Creditors, the “Consenting Creditors”) of the Debtors’ 7.875% Senior Notes due 2022 (“7.875% Unsecured Notes”) and 8.625% Senior Notes due 2020 (“8.625% Unsecured Notes” and together with the 7.875% Unsecured Notes, the “Senior Unsecured Notes”). The RSA sets forth, subject to certain conditions, the commitment of the Debtors and the Consenting Creditors to support a comprehensive financial restructuring of the Debtors (the “Restructuring Transactions”). The Restructuring Transactions will be effectuated through the Debtors’ Joint Chapter 11 Plan (the “Plan”) and related disclosure statement (the “Disclosure Statement”) each filed with the Bankruptcy Court on October 11, 2017.
The Consenting Second Lien Creditors collectively represent or hold, in the aggregate, more than 50% in number of holders and more than 66 2/3% of the outstanding aggregate principal amount of the Second Lien Notes, and the Consenting Senior Unsecured Creditors collectively represent or hold, in the aggregate, more than 66 2/3% (subject to the closing of certain pending trades) of the outstanding aggregate principal amount of the Senior Unsecured Notes. The total outstanding aggregate principal amount of the Senior Unsecured Notes is $1,155,000,000.
The Plan is premised on the division of the Debtors’ assets and existing businesses into two separate entities upon the occurrence of the effective date of the Plan (the “Plan Effective Date”): (1) a newly-formed limited liability company (“LegacyCo”) that will own all of the Debtors’ assets other than certain assets located in the Permian Basin (such assets, the “Permian Assets”); and (2) a newly-formed corporation (“New Permian Corp.”) that will own all of the equity of a newly-formed limited liability company that will own the Permian Assets. New Permian Corp. will also own 7.5% of the equity of LegacyCo. Certain principal terms of the Plan are outlined below:

•
Lenders (the “RBL Lenders”) under the Debtor’s prepetition revolving credit facility holding allowed claims in the aggregate principal amount of $747,316,435.62 (the “RBL Claims”) will receive a pro rata share of (a) cash in an amount equal to the RBL Claims, minus $400 million and (b) participation in an amended and restated term loan facility in the principal amount of $400 million (the “Exit Facility”). Each RBL Lender will also have the right to convert its entire portion of the Exit Facility to an equal amount of a revolving credit facility.

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Holders of the Second Lien Notes with allowed claims solely for purposes of the Plan in the aggregate amount of $793 million, plus accrued unpaid pre- and post-petition default interest on all outstanding obligations, costs, fees, indemnities, and all other obligations payable under the Second Lien Notes, will receive a pro rata share of 92.5% of the equity of LegacyCo, subject to potential dilution.

•
Holders of the Senior Unsecured Notes that are “eligible offerees” will receive the right to purchase their pro rata share of an aggregate of 60% of the shares to be issued by New Permian Corp. (“New Permian Corp. Shares”), subject to certain dilution, pursuant to a $465 million rights offering (the “Rights Offering”) to be implemented under the Plan. The Rights Offering will be backstopped by the Commitment Parties pursuant to the BCA (each as defined below).

•
Pursuant to the BCA, the Commitment Parties also have committed to exercise rights (the “Minimum Allocation Rights”) to purchase the remaining 40% of the New Permian Corp. Shares for an aggregate amount of $310 million payable in cash, subject to certain dilution. Pursuant to the BCA, the Commitment Parties also will receive on the Plan Effective Date 10% of the New Permian Corp. Shares, which will dilute the New Permian Corp. Shares issued pursuant to the Rights Offering and pursuant to the Minimum Allocation Rights.

•
Holders of general unsecured claims (including holders of Senior Unsecured Notes that are not “eligible offerees” or who elect not to participate in the Rights Offering) will receive their pro rata share of (i) $500,000 in cash or such other amount as determined by the Requisite Consenting Second Lien Creditors, Requisite Commitment Parties (each as defined in the BCA) and the Debtors prior to the entry of an order approving the Disclosure Statement; or (ii) if the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors each have agreed to such distribution by no later than the date on which the Bankruptcy Court holds a hearing on the Disclosure Statement, their pro rata share of a certain percentage of New Permian Corp. Shares.

•
The Partnership’s common and preferred unitholders will receive no distribution or consideration under the Plan on account of their equity interests, and all such units will be canceled on the Plan Effective Date. Nevertheless, the Debtors will incur a substantial amount of cancellation of debt and other income upon implementation of the Plan that will be allocable to the unitholders for income tax purposes. The Debtors have attempted to structure the Plan and the transactions related to its implementation so as to mitigate the impact of such cancellation of debt and other income. However, there is still a significant risk that unitholders could recognize a substantial amount of unsheltered income upon implementation of the Plan depending, in part, on whether certain actions are taken by certain creditors beyond the Debtors’ control on or prior to the Plan Effective Date or certain facts exist as to which the Debtors may be unaware with respect to related party ownership of equity of the Partnership by certain creditors on or prior to the Plan Effective Date.

•
The board of directors of LegacyCo (“LegacyCo Board”) shall be composed of the chief executive officer of the general partner of the Partnership as of the date immediately preceding the Plan Effective Date and such other members selected by the Requisite Consenting Second Lien Creditors in their sole discretion. The identities of the members of the LegacyCo Board and the initial boards of directors of the other reorganized Debtors (“Reorganized Debtors”) shall be disclosed at or prior to the confirmation hearing.

•
The board of directors of New Permian Corp. shall be composed of five initial members selected by the Commitment Parties in accordance with the terms of the Restructuring Term Sheet attached as an exhibit to the RSA.

Accordingly, upon consummation and implementation of the Plan, 92.5% of the equity of LegacyCo (the owner of the Reorganized Debtors’ assets other than the Permian Assets) will be distributed to the holders of the Second Lien Notes, subject to dilution by any management incentive plan adopted by the LegacyCo Board. In addition, as stated above, the Permian Assets will be owned by New Permian Corp., which will also own 7.5% of the equity of LegacyCo, subject to dilution by any management incentive plan adopted by the LegacyCo Board.
The RSA obligates the Debtors and the Consenting Creditors to, among other things, support and not interfere with consummation of the Restructuring Transactions and, as to the Consenting Creditors, to vote their claims in favor of the Plan. The RSA may be terminated upon the occurrence of certain events, including the failure to meet specified milestones relating to the filing, confirmation and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the RSA. Although the Debtors intend to pursue the Restructuring Transactions in accordance with the terms set forth in the RSA, there can be no assurance that the Debtors will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA, on different terms, or at all.
The RSA and the BCA (as defined below) amend and restate the prior agreements entered into by the Consenting Creditors, as to the RSA, and the Consenting Second Lien Creditors and the Commitment Parties (as defined below) as to the BCA, which were disclosed in the Partnership’s Current Report on Form 8-K, filed October 3, 2017.
The foregoing description of the RSA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the RSA attached as Exhibit 10.1 to this report and incorporated herein by reference.
Backstop Commitment Agreement
On October 11, 2017, the Debtors entered into an amended and restated backstop commitment agreement (“BCA”) with the Consenting Second Lien Creditors and certain holders of the Senior Unsecured Notes (the “Commitment Parties”), which Commitment Parties are also the Consenting Senior Unsecured Creditors under the RSA. The BCA is subject to Bankruptcy Court approval. In accordance with the Plan and pursuant to the BCA, the Commitment Parties will be issued, and the Commitment Parties have agreed to exercise, severally and not jointly, Minimum Allocation Rights to purchase 40% of the New Permian Corp. Shares for an aggregate purchase price of $310 million in cash. In addition, as described above, holders of the Senior Unsecured Notes that are “eligible offerees” (including the Commitment Parties) will be issued subscription rights in the Rights Offering to purchase on a pro rata basis up to 60% of New Permian Corp. Shares for an aggregate purchase price of $465 million in cash. Under the BCA, the Debtors have been granted an option (“Put Option”) to require the Commitment Parties to purchase, severally and not jointly, any New Permian Corp. Shares that are not duly subscribed to pursuant to the Rights Offering on the Plan Effective Date. In consideration for the Put Option, the Backstop Commitment (as defined in the BCA) and the other agreements of the Commitment Parties in the BCA, including and the obligation of each of the Commitment Parties to exercise the Minimum Allocation Rights, on the Plan Effective Date, the Commitment Parties shall be paid a nonrefundable premium (“Put Option Premium”) in an amount equal to 10% of the aggregate outstanding number of New Permian Corp. Shares issued on the Plan Effective Date, which will dilute the equity issued pursuant to the Minimum Allocation Rights and the Rights Offering.
The New Permian Corp. Shares to be offered in the Rights Offering are expected to be offered pursuant to an exemption from registration under the Securities Act of 1933, as amended, and other applicable federal and state securities laws pursuant to Section 4(a)(2) of the Securities Act and Regulation D thereunder or another exemption from registration under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to purchase the rights offered in the Rights Offering or any other securities.
The Commitment Parties’ commitments to exercise their Minimum Allocation Rights and to backstop the Rights Offering, and the other transactions contemplated by the BCA, are conditioned upon the satisfaction of all conditions to the effectiveness of the Plan, and other applicable conditions precedent set forth in the BCA, including Bankruptcy Court approval of the BCA. The BCA may be terminated upon the occurrence of certain events, including the failure to meet specified milestones relating to the filing, confirmation and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the BCA. The Debtors will also be required to pay a termination premium in the amount of $38,750,000 in cash if the BCA is terminated for certain events, subject however, to the prior payment in full in cash of the claims of the holders of Second Lien Notes.
The foregoing description of the BCA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the BCA attached as Exhibit 10.2 to this report and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 11, 2017, the Debtors filed the Plan and Disclosure Statement with the Bankruptcy Court, copies of which are furnished as Exhibits 99.1 and 99.2 hereto and incorporated into this Item 7.01 by reference.
The information in this report under Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
The information in this report contains forward-looking statements relating to the Partnership’s operations that are based on management’s current expectations, estimates and projections about its operations. Words and phrases such as “believes,” “expect,” “future,” “impact,” “will be,” “forecast” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to the Partnership’s financial performance and results; the restructuring process, including our inability to confirm and consummate the Plan or an alternative restructuring; changes in our business strategy; our future levels of indebtedness and liquidity; prices and demand for natural gas and oil; increases in operating costs; uncertainties inherent in estimating our reserves and production; our ability to replace reserves and efficiently develop our current reserves; political and regulatory developments relating to taxes, derivatives and our oil and gas operations; and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1Amended and Restated Restructuring Support Agreement, made and entered into as of October 11, 2017, by and among the Debtors and the other parties thereto.
10.2    Amended and Restated Backstop Commitment Agreement, dated as of October 11, 2017, by and among the Debtors and the other parties thereto.
99.1    Debtors’ Joint Chapter 11 Plan, filed with the Bankruptcy Court on October 11, 2017.
99.2    Proposed Disclosure Statement for Debtors’ Joint Chapter 11 Plan, filed with the Bankruptcy Court on October 11, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner
/s/ Halbert S. Washburn
Date: October 13, 2017	By:
Halbert S. Washburn
Chief Executive Officer